                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                               ________________

                              Amendment No. 1 to
                                   FORM 8-K
                                      on
                                  Form 8-K/A

                               ________________


                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 17, 2001

                                   NTELOS Inc.
               (Exact Name of Registrant as Specified in Charter)

       Virginia                     0-16751                     54-1443350
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                            Identification No.)

                                 P. O. Box 1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                 (540) 946-3500
              (Registrant's telephone number, including area code)

This Amendment amends and restates the Current Report on Form 8-K filed with the Commission on September 17, 2001 in order to correct certain typographical errors.


Item 9.    Regulation FD Disclosure

      Pursuant to Regulation FD, information is being furnished below with respect to presentations to be made by Mr. James S. Quarforth, Chief Executive Officer, and Mr. Michael B. Moneymaker, Chief Financial Officer, at investor meetings. This presentation provides an overview of NTELOS' strategy, performance and proposed merger with Conestoga Enterprises, Inc. Additionally, this presentation modifies guidance previously given with respect to projected subscriber levels and provides additional guidance in connection with the proposed merger between NTELOS and Conestoga.

SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              NTELOS Inc.
                              (Registrant)


                              By:  /s/ Michael B. Moneymaker
                                   ---------------------------------------------
                                   Michael B. Moneymaker
                                   Senior Vice President and Chief Financial
                                   Officer, Treasurer and Secretary

Date: September 18, 2001

NTELOS and CEi (Conestoga Enterprises, Inc.)

Picture of products and customers

Forward-Looking Statements
--------------------------

The Company wishes to caution readers that forward-looking statements made by the Company are based on a number of assumptions, estimates and projections. Such statements include, but are not limited to, statements concerning the proposed transaction, the combination's expected accretiveness to NTELOS' earnings, expected synergies and pro forma financial and other information. These statements are based upon the current beliefs and expectations of NTELOS' and Conestoga Enterprises' management, are not guarantees of future performance and involve risks and uncertainties, including those set forth in reports filed by the Company with the Securities and Exchange Commission as well as the following: the ability to obtain governmental approvals of the merger on the proposed schedule; the failure of NTELOS' and Conestoga Enterprises' stockholders to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the synergies from the merger may not be fully realized or may take longer to realize than expected; and disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers. Any significant deviations from the assumptions, estimates and projections contained herein could cause actual results to differ materially from those in the forward-looking statements. The Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ NTELOS' REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS RELATING TO THE MERGER TRANSACTION DESCRIBED HEREIN, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When these and other documents relating to the transaction are filed with the Commission, investors and security holders may obtain a free copy at the Commission's web site at www.sec.gov. The documents filed with the Commission by NTELOS may also be obtained for free from NTELOS by directing a request to NTELOS Inc., P. O. Box 1990, Waynesboro, Virginia 22980, Attn: Investor Relations, telephone: (540) 946-3500. Certain of these documents may also be available on NTELOS' website at www.ntelos.com. WHEN THEY BECOME AVAILABLE, READ THE DEFINITIVE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Strategic Vision
----------------

Create leading ICP focused on the Mid-Atlanta market, uniquely positioned to capitalize on attractive growth opportunities.

 . Relentless focus on the customer

     -- Full product suite: Wireline (ILEC, CLEC, data) and PCS
     -- Single point of contact and single bill
     -- 24/7 customer service
     -- Deep local presence

 . Focus on organic growth opportunities within current markets

 . Solidify position as regional consolidator

     -- Create cross-promotion / cross-marketing revenue synergies
     -- Scale world-class operating support systems (IT, customer care, billing) -- Leverage regional fiber optic network

 . Create value for stakeholders, including shareholders, debt holders, customers, employees, and communities

Investment Highlights
---------------------

 . Leading regional Integrated Communications Provider
     -- Established ILEC business provides stable revenues and cash flow -- Region's largest PCS provider utilizing CDMA technology

 . Conestoga acquisition enhances position as premier regional ICP

 . Significant liquidity and financial flexibility
     -- Fully-funded business plan

 . Experienced management team
     -- Proven track record of integrating acquisitions

 . Preeminent financial sponsorship

Leading Regional ICP
--------------------

 . Regionally-focused ICP
  - Long operating history, founded in 1897
  - Public for over 30 years (NASDAQ: NTLO)
  - Run-rate revenues of $214.4MM
  - $1.2Bn enterprise value

 . Wireline
  - 51,938 ILEC access lines
  - 26,509 CLEC access lines
  - 67,098 Internet/DSL subscribers
  - 1,500 route miles, 32,000 fiber miles

 . PCS
  - 10.3MM licensed PCS pops
  - 198,656 subscribers
  - 740 cell sites


Map of Virginia, West Virginia, Maryland, Portions of Tennessee, Portions of Ohio and Portions of Pennsylvania showing regions with:
        CLEC and Internet
        PCS, CLEC and Internet
        PCS & ISP
        PCS
        ILEC

Leading Regional ICP
--------------------
Key Recent Milestones

[GRAPH]

1995 - Introduced Internet Service Provider (ISP) Offering

1996 - VA Alliance acquired digital PCS licenses

1997 - Formed WV PCS Alliance
       Launched digital PCS service in VA
       Celebrated 100th anniversary

1998 - Launched digital PCS service in WV
       Launched CLEC services in VA
       Opened integrated customer care center

1999 - Acquired Net Access and Cornerstone, regional ISP's
       Launched CLEC services in WV

2000 - Implemented consolidated billing
       Divested directory assistance and towers
       Acquired PrimeCo's assets and operations in Norfolk - Richmond, VA Raised $950MM of capital ($250MM of preferred and $700MM of debt)

2001 - Merged with R&B Communications
       Announced Sale of CENI Wireless to VoiceStream
       Announced Acquisition of Conestoga

Proven Track Record of Growth
-----------------------------
Leading Regional ICP

[Graph]

Customer (1)
54% CAGR Since 1996

-------------------------------------------------------------------------------------
Year                  Internet/DSL       ILEC/CLEC          PCS                Total
----                  ------------       ---------          ---
                      Subscribers        Access Lines       Subscribers
                      -----------        ------------       -----------
-------------------------------------------------------------------------------------
1996                    .3                43.4                ---                43.7
-------------------------------------------------------------------------------------
1997                   4.8                45.5               23.8                74.1
-------------------------------------------------------------------------------------
1998                   8.7                48.9               69.8               127.4
-------------------------------------------------------------------------------------
1999                  47.3                59.3              122.1               228.7
-------------------------------------------------------------------------------------
2000                  62.9                72.5              168.4               303.8
-------------------------------------------------------------------------------------
2001E                 70                  85                225 (2)             380.0
-------------------------------------------------------------------------------------

Revenues (1)
36% CAGR Since 1996

-------------------------------------------------------------------------
Year                   Wireline/Other    PCS                Total
----                   --------------    ---
-------------------------------------------------------------------------
1996                   48.5               0.7                49.2
-------------------------------------------------------------------------
1997                   53.1              11.3                64.4
-------------------------------------------------------------------------
1998                   60.9              36.0                96.9
-------------------------------------------------------------------------
1999                   75.3              66.8               142.1
-------------------------------------------------------------------------
2000                   87.7              91.8               179.5
-------------------------------------------------------------------------
2001E                  97               128                 225.0
-------------------------------------------------------------------------

(1) Pro forma for R&B and PrimeCo
(2) PCS customer estimate reflects 22,000 - 25,000 4Q net additions and year-end customer mix of:

----------------------------------------------------
                       2000              2001E
                       ----              -----
----------------------------------------------------
Pre-Pay                 61.4              55.0
----------------------------------------------------
Post-Pay               107.0             170.0
----------------------------------------------------
                       168.4             225.0
----------------------------------------------------

ILEC with Attractive Competitive Position
-----------------------------------------
Leading Regional ICP

Strong financial performance

     - 63% EBITDA margin/(1)/

 . No competition in ILEC markets to date, despite deregulation

 . ILEC operates under small company status, which is lightly regulated

 . Virginia State Corporation Commission has taken a progressive stance on supporting the value of rural telephone companies and the role they play in economic development in these regions

 . Process for rate increases is less cumbersome than for large telcos

 . Ranked a leading ILEC service provider in Virginia


Note: (1) For the 6 months ending June 30, 2001

High-Growth PCS Business
------------------------
Leading Regional ICP

 . Own and control licenses, network, distribution channels and brand

 . Focus on in-region market niche with localized marketing
     --  Intra-regional "one-rate" plans (88-94% of subscribers)
     --  National "one-rate" (6-12% of subscribers)
     --  Target post-pay customers - 59% growth estimated for 2001

 . Expand robust digital CDMA PCS network

 . Emphasize customer service via consolidated selling effort and single bill

 . Target attractive markets
     --  Individual - convenience users in the 25-45 age group
     --  Business - regional small to medium sized businesses

 . Wholesale Provider of Wireless Network
     --  Sprint/Horizon Agreement: New Agreement signed August 24, 2001

Digital PCS
================================================================================================================================
PCS Spectrum
------------
           Virginia                                  West Virginia                               Pennsylvania
BTA                          POPS     MHz        BTA                    POPS    MHz        BTA                    POPS     MHz
-------------------------------------------  ----------------------------------------  ------------------------------------------
  Brunswick                   45.2     30      * Beckley               168.2     40      Harrisburg              687.4       10
  Tri-Cities(sale pending)             10      * Bluefield             177.3     30      York-Hanover            463.3       10
* Charlottesville            215.3     30      * Charleston            487.0     30      Lancaster               457.0       10
* Danville                   169.7     30      * Clarksburg            193.9     10      Reading                 356.0       10
  Fredericksburg             136.3     10        Cumberland, MD        160.1     40      Williamsport            160.6       10
  Harrisonburg               143.1     20      * Fairmont               56.4     40      State College           133.9       10
* Lynchburg                  158.4     30      * Huntington            369.1     30      Johnstown               235.9       10
* Martinsville                89.0     30        Logan                  41.0     30      Altoona                 223.9       25
  Norfolk                  1,763.4     20        Martinsburg           354.6     20
  Richmond                 1,210.4     20      * Morgantown            107.0     25
* Roanoke                    639.6     30        Parkersburg           181.8     30
* Staunton-W'boro            109.4     30        Portsmouth, OH         95.7     30
  Winchester                 158.1     30        Wheeling              212.4     40
                                                 Williamson            186.2     30
-------------------------------------------  ----------------------------------------  ------------------------------------------
                           4,837.9                                   2,790.7                                   2,718.0
-------------------------------------------  ----------------------------------------  ------------------------------------------

      Total POPs:  10,346,600               Operational POPS:  6,038,000

                        *Wholesale BTA POPs:  2,763,000

Integrated CLEC Operating Strategy
----------------------------------
Leading Regional ICP

o   Hybrid facilities-based/"smart-build" strategy
       -- Leverage fiber optic network and ILEC switching platform -- Remote switching in COs

o   Target businesses through a direct sales strategy

o   Bundle local service with long distance, DSL and digital PCS
       --  PCS service emphasized

o   Leverage local brand name recognition and strong customer service

o   Focus on long-term, sustainable revenues and profitability

Internet Operating Strategy
---------------------------
Leading Regional ICP

o   Broad product offering of fast and reliable services
       -- Offers local dial-up, dedicated and discounted bundled services -- All digital network
       --  Web hosting available

o   24/7 customer care

o   High speed data services
       --  DSL: offered in a growing number of markets in four states
       --  Wireless spectrum: LMDS (1.3MM POPs), MMDS (850,000) households

Extensive Fiber Network
-----------------------

 .  1,500 route miles; 32,000 fiber miles

 .  Connectivity to major retail cities

 .  Differentiating characteristics
   - Wholesale revenue stream
   - Significant operating cost reduction
   - Significant increase in reliability

[Graph]

--------------------------------------------------------------------
       Period                EBITDA                   Revenues
       ------                ------                   --------
--------------------------------------------------------------------
1Q 00                      1,385                   1,876
--------------------------------------------------------------------
2Q 00                      1,520                   2,060
--------------------------------------------------------------------
3Q 00                      1,406                   1,893
--------------------------------------------------------------------
4Q 00                      1,594                   2,350
--------------------------------------------------------------------
1Q 01                      1,862                   2,323
--------------------------------------------------------------------
2Q 01                      1,769                   2,205
--------------------------------------------------------------------

Map of Virginia, West Virginia, Maryland, Portions of Tennessee, Portions of Ohio, and Portions of Pennsylvania showing network that is:
In Service
Planned for 2001
Future

Conestoga Opportunity
---------------------
Transaction Summary

o Purchase Price and Consideration
     --$40 per Conestoga share
     --$335MM plus assumption of $73MM of debt
          . $60 MM anticipated proceeds from sale of Conestoga Wireless
          . $21 MM anticipated proceeds from sale of Conestoga Towers
     --Up to 58% cash consideration funded by equity infusion of up to $200MM from Welsh, Carson, Anderson & Stowe ("WCAS")
     --At least 42% NTELOS common stock with approximate value of $140 MM --Pricing collar on NTLO stock: $18 to $30

o Accounting / Tax treatment
     --Purchase accounting/Tax-free reorganization

o Closing targeted around year-end of 2001
     --No significant shareholder- or regulatory-related obstacles anticipated --WCAS financing fully committed

Summary of Transaction Economics
--------------------------------
$MM, except per share & multiple figures

Offer Price per Share                                $40.00
Equity Value                                         $335
Net Debt (6/30/01)                                   73

Aggregate Value                                      $408
     Value of CLEC/LD Business/(1)/                  $20.0 - $40.0
     Value of Cable, Paging, and Fiber Assets        5.0 - 10.0
     Estimated Value of Wireless Assets              60.0 - 60.0
     Value from Tower Agreement                      21.0 - 21.0

Implied Value of ILEC Business                       $302.0 - $277.0
     Multiple of 2001E EBITDA                        9.2x - 8.4x
     Multiple of Access Lines (As of 6/30/01)        $3,582 - $3.286

(1) Based on 14,000 CLEC access lines at $1,000 to $2,500 per line, plus the value of 38,000 LD customers

Terms of Proposed Collar
------------------------

o Conestoga shareholders receive a fixed value of $40 within a NTELOS share price range of $18 to $30

o   Outside this range, the implied exchange ratio becomes fixed

[Graphs]

Transaction Value Per Share ($)
NTELOS Share Price                 Value
14.00                              approximately 36.5
18.00                              40
22.00                              40
26.00                              40
30.00                              40
34.00                              approximately 42

Pro Forma Ownership of New NTELOS Shareholders (%)
NTELOS Share Price                 Percentage
14.00                              approximately 43.8
18.00                              approximately 43.8
22.00                              42
26.00                              approximately 40.5
30.00                              approximately 39.5
34.00                              approximately 39.5

Conestoga Opportunity
---------------------
Leading Pennsylvania ICP

 .  ILEC - 84,000 access lines

 .  CLEC - 14,000 access lines

 .  PCS - 18,000 subscribers

 .  Historical Financial Performance:

$MM                          1998           1999           2000         1H `01
                             ----           ----           ----         ------
------------------------------------------------------------------------------
Revenues                     77.3           87.1           87.6         45.4
------------------------------------------------------------------------------
EBITDA
------------------------------------------------------------------------------
     ILEC                    28.9           31.0           31.3         17.1
------------------------------------------------------------------------------
     CLEC & Other             2.4            0.5           (0.4)        (0.5)
------------------------------------------------------------------------------
     Wireless                (3.9)          (5.0)          (5.1)        (1.8)
                             ----           ----           ----         ----
------------------------------------------------------------------------------
Total                        27.4           26.5           25.8         14.8
------------------------------------------------------------------------------

Conestoga Opportunity
---------------------
Leading Pennsylvania ICP (cont.)

 .  ILEC: Buffalo Valley Tel. & Conestoga Tel.
   --62% of total operating revenues
   --Access line CAGR of 5.4% (1996 to 2000)
   --Approximately $34MM of annual EBITDA
   --100% digital local exchanges
   --97% DSL capable

 .  CLEC: CEI Networks
   --Operates in 5 Verizon markets in central PA
   --Leverages Conestoga network and brand
   --130 miles of fiber and 75 miles of coaxial cable
 .  PCS: Conestoga Wireless Company--Announced sale to VoiceStream for $60MM

Conestoga Opportunity
---------------------
Transaction Rationale - Significant, Identifiable Benefits to Accrue from Conestoga Acquisition

o  Enhanced scale and depth to accelerate business plan

o  Complementary geographic markets

o  Strengthened financial positioning
      --  Increased liquidity through greater trading volume
      --  Broader analyst coverage/deepened institutional following

o  Potential revenue and cost synergies

o  Optimal positioning as regional consolidator

o  Management depth

        . Enhanced growth and profitability prospects
        . Significant improvement in credit profile through enhanced cash flows, new equity infusion and substantially larger asset base
        . Conestoga management and organization provide an established base of operations for expansion in Pennsylvania

Conestoga Opportunity
---------------------
Significant Scale - A Premier Regional ICP Under All Benchmarks (1)

[Graphs]

Run-Rate Revenue ($MM)
------------------------------------------------------------
Commonwealth                                             306
------------------------------------------------------------
Pro Forma NTELOS (2)                                     299
------------------------------------------------------------
CT Com                                                   127
------------------------------------------------------------
Hickory Tech                                             108
------------------------------------------------------------
D&E                                                       87
------------------------------------------------------------
North Pittsburgh Systems                                  85
------------------------------------------------------------


Enterprise Value ($MM)
------------------------------------------------------------
Pro Forma NTELOS                                       1,595
------------------------------------------------------------
Commonwealth                                           1,190
------------------------------------------------------------
Hickory Tech                                             409
------------------------------------------------------------
CT Com                                                   406
------------------------------------------------------------
D&E                                                      242
------------------------------------------------------------
North Pittsburgh Systems                                 208
------------------------------------------------------------


ILEC & CLEC Access Lines (000's)
------------------------------------------------------------
Commonwealth                                             429
------------------------------------------------------------
Pro Forma NTELOS                                         176
------------------------------------------------------------
CT Com                                                   138
------------------------------------------------------------
North Pittsburgh Systems                                  86
------------------------------------------------------------
Hickory Tech                                              76
------------------------------------------------------------
D&E                                                       65
------------------------------------------------------------


PCS Subscribers (000's)
------------------------------------------------------------
Triton                                                   502
------------------------------------------------------------
Alamosa                                                  261
------------------------------------------------------------
Pro Forma NTELOS (2)                                     199
------------------------------------------------------------
AirGate                                                  179
------------------------------------------------------------
US Unwired                                               172
------------------------------------------------------------
UbiquiTel                                                109
------------------------------------------------------------

(1) Source: Morgan Stanley, as of 6/30/01
(2) Excludes CENI Wireless

Conestoga Opportunity
---------------------
Complementary Geographic Footprint

Map of Virginia, West Virginia, Maryland, North Carolina, Portions of Tennessee, Portions of Ohio, and Portions of Pennsylvania showing:
NTELOS
CENI
Growth Opportunities

Subs (1)                Pro Forma
ILEC                        136.0
PCS                         198.7
CLEC                         40.5

Note: (1) Subs are in thousands and represent 2Q'01 reported numbers. Excludes CENI Wireless PCS Subscribers to be sold.

Conestoga Opportunity
---------------------
Enhanced Financial Profile

($ in MM) -           NTELOS        Conestoga        Conestoga       Pro Forma     Pro Forma without
 Annualized                       with Wireless       without        with CENI       CENI Wireless
 1H01                                                Wireless         Wireless
---------------------------------------------------------------------------------------------------
Revenues                214.4             90.8             83.8           305.2               298.2
---------------------------------------------------------------------------------------------------
EBITDA                   18.0             29.5             32.7            47.5                50.7
---------------------------------------------------------------------------------------------------
EBITDA Margin             8.4             32.5             39.0            15.6                17.0
 (%)
---------------------------------------------------------------------------------------------------
Total Debt/ Total        0.59             0.48             0.23            0.58                0.56
 Capitalization (x)
---------------------------------------------------------------------------------------------------
EBITDA/ Cash             0.22             5.24            25.15            0.58                0.64
 Interest (x)
---------------------------------------------------------------------------------------------------

Conestoga Opportunity
---------------------
Sources of Potential Synergies

Revenues
     . Accelerate penetration in existing markets and entry into new markets . Faster rollout of new services/growth initiatives
     .  Enhanced distribution capability

Costs
     . $2MM+ in operational synergies from integration of billing, customer care and other back-office functions
     . Economies of scale in purchasing, marketing and new product development, etc.

Experienced Management Team
---------------------------
10 Senior Management with an Average of 18 Year Telecom Experience

James S. Quarforth - CEO
      CEO since 1990
      21 year of industry experience

J. Allen Layman - President and Chairman
      Formerly President and CEO of R&B
      27 years of industry experience

Carl A. Rosberg - Executive VP & COO
      Formerly SVP of Operations, 1990-1999
      16 years of industry experience

Warren C. Catlett - SVP Corporate Development
      Formerly VP of Business Development
      17 years of industry experience, including 6 years at NECA

Albert H. Kramer - SVP Pennsylvania Operations
      Joined CEI in 1995, President since 1998
      11 years at Denver and Ephrata Telephone Company

David R. Maccarelli - SVP and CTO
      Formerly SVP of Network Services, 1994-1999
      18 years at Bell Atlantic PA and corporate

Mary McDermott - SVP Legal & Regulatory Affairs
      Most recently SVP & General Counsel for Pathnet Telecommunications Industry experience also includes senior positions at USTA, PCIA & NYNEX

Michael B. Moneymaker - SVP and CFO
      CFO since 1995
      Ernst & Young, 1980-1995

Don Marie Persing - SVP Support
      Formerly VP of Customer Service at PCS PrimeCo, Division Level at AT&T 27 years of industry experience

Charles A. Richardson - SVP Wireline Operations
      Formerly SVP at R&B
      26 years of industry experience

Experienced Management Team
---------------------------
Proven Track Record of Successful Integration of Customers, Products and
Employees

2/01
R&B Communications, Inc. in Roanoke VA Metropolitan Area

Key Achievements
 . Integration of back-office systems and customer care on schedule . Promotion and growth opportunities for employees

7/00
PrimeCo's Wireless Operations in Norfolk-Richmond, VA market

Key Achievements
 .  Increase in quarterly gross adds by 55%
 .  14,066 net adds in 1H 2001 (more than 2000 annual net adds)
 .  Strategic re-positioning
   --Shift from 51% post pay customers ending 2000 to 67% post pay customers by 2Q01
   --Completed repositioning of pre-pay customer base in 3Q01
   --New pre-pay platform/product launched end of 3Q01
 .  Completion of product offering, customer care and engineering integration
 .  Promotion and growth opportunities for employees
 . Completion of billing system conversion resulting in one-time customer loss of approximately 3,000 in 3Q01 due to more stringent credit parameters

Strong Financial Sponsorship
----------------------------
Significant Financial and Strategic Benefits

Welsh, Carson, Anderson & Stowe
Morgan Stanley

 .  Access to capital
 .  Enhanced credibility
 .  Strategic/industry expertise
   --Telecom landscape
   --Capital markets
 .  Networking
 .  Board representation

Strong Revenue and EBITDA Growth
--------------------------------

[Graphs]

Wireline/Other Revenues and EBITDA ($MM)

--------------------------------------------------
Period               EBITDA          Revenues (1)
------               ------          ------------
--------------------------------------------------
1Q 00                   8.1                 20.7
--------------------------------------------------
2Q 00                   8.0                 21.7
--------------------------------------------------
3Q 00                   8.6                 22.0
--------------------------------------------------
4Q 00                   9.6                 23.5
--------------------------------------------------
1Q 01                  10.8                 24.9
--------------------------------------------------
2Q 01                  10.2                 24.3
--------------------------------------------------



Wireless Revenues and EBITDA
----------------------------------------------------------------------------
Period               EBITDA before COA                 EBITDA   Revenues (2)
------               -----------------                 ------   ------------
----------------------------------------------------------------------------
1Q 00                        2.1                        (8.9)        21.2
----------------------------------------------------------------------------
2Q 00                        5.2                        (4.5)        23.8
----------------------------------------------------------------------------
3Q 00                        5.2                        (5.6)        24.0
----------------------------------------------------------------------------
4Q 00                        2.7                       (10.1)        22.8
----------------------------------------------------------------------------
1Q 01                        6.0                        (7.0)        27.7
----------------------------------------------------------------------------
2Q 01                        8.0                        (5.0)        30.3
----------------------------------------------------------------------------

Notes: (1) Pro Forma for R&B
(2) Pro Forma for PrimeCo, Virginia PCS Alliance and West Virginia PCS Alliance

Improving PCS Operating Metrics
--------------------------------------------------------------------------------

Monthly Subscriber Churn                          Virginia West & West Virginia
           Virginia East

           [GRAPH]                                          [GRAPH]

Period   Pre-Pay   Post-Pay   Blended         Period  Pre-Pay  Post-Pay  Blended
4Q 00     9.39%     3.91%      6.68%           4Q 00    6.75%    3.59%     4.33%
1Q 01     7.18      3.16       5.05            1Q 01    5.95     3.15      3.80
2Q 01     8.32      2.36       4.63            2Q 01    5.77     2.34      3.10

Post Pay Customer Additions & Mix                 Virginia West & West Virginia
           Virginia East

           [GRAPH]                                          [GRAPH]

Period   Gross Additions  Ending Mix        Period  Gross Additions  Ending Mix
4Q 00         39.6%         51.2%            4Q 00       70.5%          76.8%
1Q 01         46.9          55.9             1Q 01       69.5           76.8
2Q 01         73.9          67.1             2Q 01       78.8           79.2

[LOGO]

Significant Liquidity and Financial Flexibility
-----------------------------------------------
Fully funded with over $350MM available funds

Cash and Equivalents (6/30/01)
   NTELOS(1)                                               $  56.5MM
   Conestoga                                               $  15.9MM
Available Funds under Credit Facilities
   NTELOS                                                  $  95.0MM
   Conestoga                                               $  63.5MM
                                                           ---------
Total Committed Capital                                    $ 230.9MM

Expected Proceeds from Non-Core Assets
   Kingsport license in Tennessee (2)                      $  11.6MM
   Up to 82 Towers in Virginia East (2)      Up to         $  27.9MM
   840,000 shares of Illuminet Holdings at 6/30/01 (3)     $  27.1MM
   Conestoga Wireless to VoiceStream (2)                   $  60.0MM
   Transaction costs of CENI Merger and Dispositions       $ (12.5MM)
                                                           ---------
Total Available Funds (4)                                  $345.00MM

Note:  (1)  Includes restricted cash of $53.3MM
       (2) Definitive agreements executed, subject to routine closing conditions
       (3) As of 9/10/01, 668,900 shares have been sold in 3Q for proceeds of $21.4MM
       (4) Other liquidity sources include PCS, MMDS, LMDS & WCS spectrum licenses, and cable, alarm and paging operations.

NTELOS Pro Forma Operating Results(1) (including Conestoga)
--------------------------------------------------------

[Graphs]

Revenues

---------------------------------------------------------------------------------------------
Period                       Conestoga                 NTELOS                 Pro Forma
------                       ---------                 ------                 ---------
---------------------------------------------------------------------------------------------
1998                              76.0                    58.2                   134.2
---------------------------------------------------------------------------------------------
1999                              84.2                    69.8                   144.0
---------------------------------------------------------------------------------------------
2000                              82.9                   113.5                   196.4
---------------------------------------------------------------------------------------------

2001E NTELOS Pro Forma 305-310
2002E NTELOS Pro Forma 360-370

EBITDA

---------------------------------------------------------------------------------------------
Period                       Conestoga                 NTELOS                 Pro Forma
------                       ---------                 ------                 ---------
---------------------------------------------------------------------------------------------
1998                              31.3                    29.4                    60.7
---------------------------------------------------------------------------------------------
1999                              31.4                    27.9                    59.3
---------------------------------------------------------------------------------------------
2000                              30.7                    20.3                    51.0
---------------------------------------------------------------------------------------------

2001E NTELOS Pro Forma 51-55
2002E NTELOS Pro Forma 80-90

Notes: (1) Pro Forma to exclude operating results of CENI wireless for all periods presented

Financial Guidance/(1)/
-----------------------

 . Revenues: $305-310MM in 2001 and $360-370MM in 2002

 . EBITDA: $51-55MM in 2001 and $80-90MM in 2002

 . Going forward, the company sees Debt/EBITDA ratios of 7.0x and 5.0x in 2003 and 2004, respectively

 . Positive Free Cash Flows are anticipated by 2005

 . Capital Expenditures are estimated at $115-125MM and $75-90MM in 2002 and 2003, respectively

Notes: (1) Pro Forma including CENI and assuming sale of CENI Wireless


32